UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
September 9, 2024

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BDCO	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 9, 2024, the Board of Directors of Blue Dolphin Energy Company (“Blue Dolphin”) appointed Bryce D. Klug, 44, as principal financial and accounting officer, Treasurer, and Assistant Secretary of Blue Dolphin.  Mr. Klug joined Lazarus Energy Holdings, LLC (“LEH”) in August 2024 as Finance Director. LEH, an affiliate of Jonathan Carroll and controlling shareholder of Blue Dolphin, operates and manages Blue Dolphin and its assets pursuant to a Third Amended and Restated Operating Agreement dated April 1, 2024 between LEH, Blue Dolphin, and each of Blue Dolphin’s subsidiaries (the “Operating Agreement”).  Blue Dolphin will not provide any of Mr. Klug’s remuneration, but will rather continue to pay operating fees to LEH pursuant to the Operating Agreement.

Mr. Klug has nearly twenty years of experience primarily in the oil and gas industry.  Prior to joining LEH, he served as a consultant to Nassau Bay Investments.  From 2021 to 2023, Mr. Klug served as Manager and then as Senior Manager for transactional advisory services at Grant Thornton LLP.  He was External Reporting Manager at Talos Energy, Inc. from 2019 to 2021 and Senior Manager of External Reporting at Noble Drilling from 2017 to 2019.  From 2005 to 2019, he held a variety of audit, compliance, and corporate finance positions with Ernst & Young LLP, Petrohawk Energy Corporation, the Siegfried Group, Quantum Resources Energy, and Breitburn Management Company. Mr. Klug earned a Bachelor of Arts in Economics from the University of Michigan and a Masters in Accounting from Eastern Michigan University. He holds a professional credential as a Certified Public Accountant (CPA).

There is no arrangement between Mr. Klug and any other person pursuant to which he was designated as principal financial and accounting officer of Blue Dolphin.  There is no family relationship between Mr. Klug and any of Blue Dolphin’s directors or executive officers.

There have been no transactions or any currently proposed transactions in which Mr. Klug was or is to be a participant in which Mr. Klug had or will have a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         September 11, 2024

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chief Executive Officer, President, Assistant Treasurer and Secretary
(Principal Executive Officer)